SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 11, 2009
ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)
(704) 731-1500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 2.02	Results of Operations and Financial Condition
          The information set forth in this Item 2.02 of this Current Report and in Exhibit 99.1 is intended to be “furnished” under Item 2.02 of Form 8-K. Such information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
          On February 12, 2009, we issued a press release announcing our earnings for the fourth quarter and year ended December 31, 2008. A copy of such press release is included as Exhibit 99.1 hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          On February 11, 2009, Joe T. Ford advised our board of directors of his intention to retire as a director effective upon our 2009 annual meeting of shareholders and requested that he not be nominated for re-election at that meeting. In light of Mr. Ford’s request, our board of directors has reduced the size of the board from nine to eight to be effective upon the 2009 annual meeting of shareholders.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibit 99.1 — Press Release of EnPro Industries, Inc. dated February 12, 2009

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: February 12, 2009

ENPRO INDUSTRIES, INC.
By:	/s/ Richard L. Magee
Richard L. Magee
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated February 12, 2009

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